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Exhibit 23.2

                                  [LETTERHEAD]

                                     CONSENT

          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Foothills Resources, Inc.

          DATED April 23, 2001.

                                       Yours truly,

                                      /s/ Kennan E. Kaeder
                                      Kennan E. Kaeder